UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05215)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — September 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTXXX

Putnam Tax Exempt Money Market Fund

Annual report
9|30|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt
Money Market Fund

Annual report
9 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Trustee approval of management contract	14

Other information for shareholders	18

Financial statements	19

Federal tax information	36

Shareholder meeting results	37

About the Trustees	38

Officers	40

Message from the Trustees

Dear Fellow Shareholder:

Even in the midst of a challenging economic recovery, bright spots are emerging. U.S. corporate balance sheets are strong, with companies delivering healthy profits and holding record amounts of cash.

If there is a lesson to be gleaned from recent events, it is the easily overlooked risk of investors missing out on market surges, which can come swiftly. For example, U.S. stocks recorded their best September in 71 years. In today’s ever-changing investment environment, where markets can move quickly in either direction, we believe Putnam’s risk-focused, active-management approach is well suited for pursuing opportunities for our shareholders.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of an investment plan. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios. The fund seeks to earn as high a rate of current income that is exempt from federal income taxes as Putnam believes is consistent with preservation of capital, maintenance of liquidity, and stability of principal. In short, the fund aims to provide investors with tax-favored income at short-term rates.

The fund invests in securities issued by borrowers with excellent credit ratings. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

The fund’s portfolio managers are backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

The fund may be appropriate for investors who want to earmark money for near-term expenses or future investment opportunities, or to stow away cash for an unforeseen “rainy day” while earning tax-favored income.

Consider these risks before investing:

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare the yield of a municipal bond or note with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the yield of a municipal security after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond or note’s yield divided by “one minus the tax rate.” For example, if a municipal note’s yield is 1%, then its tax-equivalent yield is 1.5%, assuming the maximum 35% federal tax rate for 2010.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Class A shares do not bear an initial sales charge. See pages 5 and 10–11 for additional performance information. To obtain the most recent month-end performance, visit putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the maximum 35% federal income tax rate for 2010. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

Interview with your fund’s portfolio managers

Joanne Driscoll and Jonathan Topper

Financial markets have experienced a flight to quality since the spring of 2010. What contributed to this change in investor sentiment?

Jonathan: By late March, concerns about Europe’s sovereign debt crisis and the potential economic slowdown in China began to weigh on investor confidence. Fearing the debt crisis might spread beyond the European Union, stifle the fledgling recovery, and push the world economy into a double-dip recession, investors sold higher-risk securities in favor of safe-harbor investments. In this climate, securities perceived as risky or volatile lost ground to more defensive investments.

Investor nervousness sparked a big sell-off in equities, making the second quarter of 2010 the worst for stocks since the final three months of 2008, when the global financial crisis destabilized markets. Bond funds and traditional safe havens, such as money market funds, benefited from the more cautious psychology. During the third quarter, U.S. and world markets rebounded, however.

How did Putnam Tax Exempt Money Market Fund perform in this environment?

Joanne: The fund performed in line with the current interest-rate environment. We have historically low yields as a result of the Fed’s [Federal Reserve Board’s] aggressive easing of short-term interest rates to promote liquidity and stimulate economic growth. For the 12 months ended September 30, 2010, the fund’s class A shares returned 0.05% at net asset value. The average return for funds in its Lipper peer group was 0.03%.

Given the Fed’s decision to hold interest rates steady at a target range of 0.0% to 0.25% throughout the reporting period, it is not surprising that the fund’s 7-day yield remained fairly consistent during the fiscal

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/10. See pages 4 and 10–11 for additional fund information. Index descriptions can be found on page 13.

year. On September 30, 2010, the 7-day yield (with the fund’s expense limitation) was 0.05%, just where it stood at the start of the reporting period on October 1, 2009.

What was your strategy to capture income during the period?

Jonathan: We have positioned the portfolio conservatively. The portfolio continues to have a short WAM, or weighted average maturity, but we no longer believe that the tax-exempt money market yield curve will steepen over the next year. In the face of continued high unemployment and lack of inflationary pressure, the Fed has indicated that it may do another round of quantitative easing, thereby decreasing the likelihood of rate increases for the foreseeable future. (See “In the News” on page 9.) We think the pricing and liquidity of VRDNs [variable-rate demand notes], which reset daily, weekly, and monthly depending on the structure of the municipal debt, as well as other short-term tax-exempt securities, have outweighed the incremental yield available in longer-dated tax-exempt money market instruments. On September 30, 2010, the fund’s WAM, which indicates the portfolio’s relative sensitivity to changes in interest rates, stood at 11 days.

What holdings exemplify your strategy?

Joanne: Given their responsiveness to changes in interest rates, VRDNs represented the largest sector allocation in the fund during the fiscal year. Since VRDNs allow the holder to demand purchase upon specified notice, the issuer will typically have some form of liquidity or third-party credit support to meet this demand. This can take the form of an LOC [letter of credit] from a major commercial bank, or insurance with an SBPA [standby bond purchase agreement] from a commercial bank or issuer. In both cases, there is reduced credit risk to the fund, because another entity, be it a bank or an insurance company, provided credit and liquidity enhancement for interest and principal payments. Several well-respected banking entities supply credit support through LOCs for the portfolio’s VRDNs, including Wells Fargo Bank, Barclays Bank, and Bank of America.

Allocations are represented as a percentage of portfolio value. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

The global financial system continues to be highly interconnected, and the sovereign debt stress across Europe remains an influence on our overall bank positioning. During the period, the fund was primarily exposed to large, creditworthy banks with tight maturity limits. Our conservative stance was driven by general macroeconomic uncertainty, and more specifically, by threats related to regulatory and policy developments and concern over the creditworthiness of foreign banks affected by Europe’s sovereign debt pressures.

Looking at underlying bank fundamentals, we continue to see a relatively stable picture, however. Asset-quality measures are showing improving trends. Less loan-loss provisioning, that is, putting aside money to cover future losses on loan defaults, is bolstering earnings. Profits are being retained and are helping to build capital. These positive developments are somewhat offset by the banks’ underlying revenue weakness with soft loan demand, pressured interest margins, lower capital markets volume, and ongoing regulatory pressure on fee business.

We also purchased VRDNs that do not obtain additional credit support as the issuer has pledge funds to meet payments. This was the case with the portfolio’s investments in VRDNs issued by the City of Greensboro, North Carolina, as they are backed by the full faith and credit of this issuer. Greensboro has a diverse economy that comprises the trade, manufacturing, and service industries, as well as universities and colleges. The city’s assessed valuation, on which the property taxes are based, has steadily increased, and its unemployment rate tends to trend below that of the state — making this issuer very attractive in our opinion.

Another example is the Texas Permanent School Fund, which was established for the benefit of the public schools across the Lone Star state. Annual distributions from the PSF [Permanent School Fund] are given to state school districts based on per capita attendance rates, while the rest is invested in the fund portfolios. The PSF is currently implementing a gradual asset allocation shift away from equity and fixed-income investments into real estate, absolute return funds, and private equity investments.

The fund’s exposure to municipal commercial paper, which are short-term promissory notes issued for up to 270 days, increased during the period. We continue to see attractive opportunities in the education sector. Duke University is a nationally recognized

Credit qualities are shown as a percentage of portfolio value as of 9/30/10. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

institution in Durham, North Carolina, with an extensive endowment. As a result of increased demand for admission, the university improved its selectivity, although competition for undergraduate enrollment is significant within Duke’s peer group. In response to the declining economy and endowment levels, the university is working to control and eliminate expenses. Duke is exploring reductions in administrative roles, hiring freezes for specific positions, and early retirement packages.

Located in Baltimore, Maryland, Johns Hopkins University is a world-class private research and higher education institution offering undergraduate and graduate degrees in various fields. This premier institution is associated with the Johns Hopkins Hospital and Health System Corporation, which unites the physicians and scientists of the Johns Hopkins University School of Medicine with the health professionals and facilities that compose the broad, integrated Johns Hopkins Health System.

Do you expect the uncertainty in financial markets to continue into 2011?

Jonathan: Yes. The U.S. recovery continues to be threatened by persistent high unemployment, the negative effects of a stronger U.S. dollar on exports, and broader concerns about global economic growth. While a deceleration in the pace of the U.S. recovery at this stage could be considered normal, we do not see hard evidence that economic growth is reversing or that profits are shrinking. In our view, market inflection points have been triggered by subtle changes in investor psychology rather than facts, and it has caused a disproportionate amount of skepticism that has become self-reinforcing, at least in the near term.

Indeed, in our view, some forces that have driven the economic recovery are waning. Fiscal stimulus that was concentrated in the first half of 2010 is dwindling. Inventory replenishment by businesses also seems to have run its course. We believe the role of psychology may take on special prominence in the months ahead. Should market volatility seriously dampen consumers’ spirits, their caution may turn the economic expansion into a contraction. We are particularly concerned about sectors leveraged to housing, where the expiration of homebuyer tax credits on April 30, 2010, has exacerbated inherent weakness.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value.

Summary information may differ from the portfolio schedule included in the financial statements and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

At its August meeting, the Fed acknowledged that the pace of recovery had slowed in recent months and voted to maintain its accommodative monetary policy. Federal Reserve Chairman Ben Bernanke also said during the reporting period that the central bank “will do all that it can” to ensure that the economic recovery continues.

In this climate, we believe that strategies to reduce volatility and downside risk remain just as important as finding income. We will continue to monitor the tax-exempt money market universe for opportunities. But we plan to maintain the fund’s conservative investments in variable-rate demand notes and municipal commercial paper for the foreseeable future.

Joanne and Jonathan, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan Topper is a Money Market Specialist at Putnam. He has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

With the pace of recovery slowing, the Federal Open Market Committee (FOMC) said that additional monetary policy easing may be necessary “before long.” According to the FOMC’s minutes from its September 21 meeting, several members noted that unless the pace of economic recovery strengthened, they “would consider taking appropriate action soon.” Members of the rate-setting FOMC viewed recent growth and inflation trends as unsatisfactory. Fed officials focused their discussion on a second round of buying U.S. Treasuries, also known as quantitative easing. The purchases are seen as a way to keep the economy from heading into a period of declining inflation and slow growth.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581.

Fund performance and comparative index returns For periods ended 9/30/10

	Putnam Tax Exempt	Lipper Tax-Exempt Money Market Funds
	Money Market Fund	category average*

Annual average
(life of fund since 10/26/87)	2.64%	2.69%

10 years	16.16	16.05
Annual average	1.51	1.50

5 years	8.72	8.61
Annual average	1.69	1.67

3 years	2.59	2.68
Annual average	0.86	0.88

1 year	0.05	0.03

Current yield (end of period)

Current 7-day yield [1]
(with expense limitation)	0.05	N/A

Taxable equivalent [2]	0.08	N/A

Current 7-day yield [1]
(without expense limitation)	–0.27	N/A

Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge. For a portion of the periods, this fund had expense limitations, without which returns and yields would have been lower.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/10, there were 97, 92, 78, 59, and 26 funds, respectively, in this Lipper category.

1 The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 35% 2010 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Fund distribution information For the 12-month period ended 9/30/10

Distributions	Class A

Number	12

Income*	$0.000451

Capital gains†	—

Total	$0.000451

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

† Capital gains, if any, are taxable for federal and, in most cases, state purposes.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class A

Total annual operating expenses for the fiscal year ended 9/30/09*	0.55%

Annualized expense ratio for the six-month period ended 9/30/10†	0.19%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses based on a new management contract effective 1/1/10 and a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Includes the impact of a voluntary waiver of certain fund expenses.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Money Market Fund from April 1, 2010, to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000*†	$0.95

Ending value (after expenses)	$1,000.20

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2010, use the following calculation method. To find the value of your investment on April 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000*†	$0.96

Ending value (after expenses)	$1,024.12

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services.

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 52nd percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 17th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Tax-Exempt Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	71st

Three-year period	47th

Five-year period	42nd

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 104, 93 and 83 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2010, Putnam employees had approximately $319,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Tax Exempt Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund (the “fund”) at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2010

The fund’s portfolio 9/30/10

Key to holding’s abbreviations

FHLMC Coll. Federal Home Loan Mortgage	LOC Letter of Credit
Corporation Collateralized
PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage
Association Collateralized	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.6%)*	Rating**	Principal amount	Value

Alabama (1.9%)
Mobile, Special Care Fac. Fin. Auth. VRDN
(Infirmary Hlth. Syst.), Ser. A, 0.26s, 2/1/40
(Bank of Nova Scotia (LOC)) M	VMIG1	$1,000,000	$1,000,000

			1,000,000
California (1.9%)
San Francisco City & Cnty., Multi-Fam. Hsg.
VRDN (Post St. Towers), Ser. A, FHLMC Coll.,
0 1/4s, 8/1/30 M	A–1+	1,000,000	1,000,000

			1,000,000
Colorado (4.0%)
CO Hsg. & Fin. Auth. VRDN
(Multi-Fam. — Coventry), Ser. B, FNMA Coll.,
0.28s, 10/15/16 M	A–1+	200,000	200,000
(Multi-Fam. — Hamptons), Ser. G, FNMA Coll.,
0.28s, 10/15/16 M	A–1+	900,000	900,000
(Multi-Fam. Loretto), Ser. F, FNMA Coll.,
0.28s, 10/15/16 M	A–1+	1,000,000	1,000,000

			2,100,000
Georgia (4.1%)
Fayette Cnty., Dev. Auth. Edl. Fac. VRDN (Catholic
Ed. North GA, Inc.), 0.37s, 4/1/28 (Wells Fargo
Bank, N.A. (LOC)) M	A–1+	1,000,000	1,000,000

Roswell, Hsg. Auth. Multi-Fam. VRDN (Rosemont
Apt.), FHLMC Coll., 0.32s, 1/1/34 M	A–1+	1,170,000	1,170,000

			2,170,000
Illinois (6.1%)
Channahon, VRDN (Morris Hosp.), Ser. B, 0.28s,
12/1/32 (U.S. Bank, N.A. (LOC)) M	A–1+	960,000	960,000

IL Dev. Fin. Auth. VRDN (North Shore Country Day
School), 0.31s, 7/1/33 (Northern Trust Co. (LOC)) M	VMIG1	1,000,000	1,000,000

IL Edl. Fac. Auth. VRDN (Lake Forest Open Lands),
0.27s, 8/1/33 (Northern Trust Co. (LOC)) M	A–1+	500,000	500,000

IL Fin. Auth. VRDN (Saint Xavier U.), 0 1/2s, 10/1/40
(LaSalle Bank, N.A. (LOC)) M	A–1	760,000	760,000

			3,220,000
Indiana (5.9%)
IN Hlth. Fac. Fin. Auth. VRDN (Fayette Memorial
Hosp. Assn.), Ser. A, 0.33s, 10/1/32 (U.S. Bank,
N.A. (LOC)) M	A–1+	290,000	290,000

IN State Dev. Fin. Auth. Ed. Fac. VRDN (IN Museum
of Art), 0.27s, 2/1/39 (Bank One, N.A. (LOC)) M	VMIG1	1,000,000	1,000,000

MUNICIPAL BONDS AND NOTES (99.6%)* cont.	Rating**	Principal amount	Value

Indiana cont.
IN State Fin. Auth. VRDN, (Lease Appropriation),
Ser. A, 0.26s, 2/1/35 M	VMIG1	$845,000	$845,000

IN State Fin. Auth. Edl. Fac. VRDN (Depauw U.),
Ser. A, 0.27s, 7/1/36 (Northern Trust Co. (LOC)) M	VMIG1	1,000,000	1,000,000

			3,135,000
Kansas (1.9%)
KS State Dev. Fin. Auth. Hlth. Fac. VRDN (Deaconess
Long Term Care), Ser. C, 0.3s, 5/15/30 (JPMorgan
Chase Bank (LOC)) M	VMIG1	1,000,000	1,000,000

			1,000,000
Maryland (1.9%)
Johns Hopkins University Commercial Paper Ser. A,
0.3s, 10/8/10	A–1+	1,000,000	1,000,000

			1,000,000
Massachusetts (1.9%)
Massachusetts Health & Education Finance
Authority Commercial Paper (Harvard U.) Ser. EE,
0 1/4s, 10/27/10	A–1+	1,000,000	1,000,000

			1,000,000
Michigan (1.9%)
Michigan State Hosp. Fin. Auth. Commercial Paper
(Trinity Health) Ser. 09-C, 0.28s, 12/7/10	A–1+	1,000,000	1,000,000

			1,000,000
Minnesota (3.6%)
Minnanoka & Ramsey Cntys., North Suburban Hosp.
Dist. VRDN (Hlth. Ctr.), 0.32s, 8/1/14 (Wells Fargo
Bank, N.A. (LOC)) M	A–1+	600,000	600,000

New Ulm, Hosp. Fac. VRDN (Hlth. Ctr. Syst.), 0.32s,
8/1/14 (Wells Fargo Bank N.A. (LOC)) M	A–1+	300,000	300,000

U. of MN VRDN, Ser. C, 0.29s, 12/1/36 M	VMIG1	1,000,000	1,000,000

			1,900,000
Missouri (2.5%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Sisters of Mercy Hlth. Syst.), Ser. C, 0.24s, 6/1/19 M	VMIG1	820,000	820,000
(Washington U. (The)), Ser. D, 0.26s, 9/1/30 M	VMIG1	500,000	500,000

			1,320,000
Nebraska (1.5%)
NE Edl. Fin. Auth. VRDN (Creighton U.), 0.3s, 7/1/35
(JPMorgan Chase Bank (LOC)) M	VMIG1	800,000	800,000

			800,000
Nevada (1.9%)
Truckee Meadows Water Authority Commercial Paper
Ser. 06-B, 0.27s, 12/1/10	A–1+	1,000,000	1,000,000

			1,000,000
New Hampshire (3.8%)
NH State Bus. Fin. Auth. VRDN (Foundation For
Seacoast Hlth.), Ser. A, 0.37s, 6/1/28 (Bank
of America, N.A. (LOC)) M	A–1	1,005,000	1,005,000

NH State Hsg. Fin. Auth. Multi-Fam. VRDN (EQR-Bond
Partnership), FNMA Coll., 0.18s, 9/15/26 M	VMIG1	1,000,000	1,000,000

			2,005,000
New Jersey (1.9%)
NJ Hlth. Care Fac. Fin. Auth. VRDN (Somerset Med.
Ctr.), 0.22s, 7/1/24 (T.D. Bank, N.A. (LOC)) M	VMIG1	1,030,000	1,030,000

			1,030,000

MUNICIPAL BONDS AND NOTES (99.6%)* cont.	Rating**	Principal amount	Value

New Mexico (1.3%)
Farmington, Poll. Control VRDN (AZ Pub. Svc. Co.),
Ser. B, 0.28s, 9/1/24 (Barclays Bank PLC (LOC)) M	P–1	$700,000	$700,000

			700,000
New York (2.6%)
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
(Cherry Ridge Apartments, LLC), 0 1/4s, 1/1/35
(HSBC Bank USA, N.A. (LOC)) M	A–1+	200,000	200,000
(Cherry Ridge Assisted Living), 0 1/4s, 1/1/35
(HSBC Bank USA, N.A. (LOC)) M	A–1+	195,000	195,000

NY City, Cultural Resource VRDN (Alvin Ailey Dance
Foundation), 0 1/4s, 7/1/33 (Citibank, N.A. (LOC)) M	VMIG1	1,000,000	1,000,000

			1,395,000
North Carolina (9.3%)
Greensboro, VRDN (Pub. Impt.), Ser. B,
0.33s, 2/1/23 M	VMIG1	885,000	885,000

NC Cap. Fin. Agcy. Edl. Fac. VRDN (Wake Forrest U.),
Ser. B, 0.24s, 1/1/18 M	VMIG1	1,060,000	1,060,000

North Carolina Capital Facility Commercial Paper
Ser. (Duke U.) A1&2, 0 1/4s, 11/9/10	A–1+	1,000,000	1,000,000

U. of NC VRDN, Ser. C, 0.22s, 12/1/25 M	VMIG1	975,000	975,000

Wake Cnty., VRDN, Ser. A, 0 1/4s, 3/1/26 M	VMIG1	1,000,000	1,000,000

			4,920,000
Ohio (3.5%)
Columbus, Swr. VRDN, Ser. B, 0.23s, 6/1/32 M	VMIG1	560,000	560,000

Montgomery Cnty., VRDN (Miami Valley Hosp.),
Ser. B, 0.32s, 11/15/24 M	VMIG1	500,000	500,000

OH State Air Quality Dev. Auth. VRDN (Poll.
Control — First Energy), Ser. B, 0.24s, 1/1/34
(Barclays Bank PLC (LOC)) M	VMIG1	650,000	650,000

Warren Cnty., Hlth. Care Fac. VRDN (Otterbein
Homes), 0.24s, 7/1/31 (U.S. Bank, N.A. (LOC)) M	A–1+	140,000	140,000

			1,850,000
Oklahoma (1.9%)
OK State Cap. Impt. Auth. State Facs. Auth. VRDN
(Higher Ed.), Ser. D4, 0.32s, 7/1/34 M	VMIG1	500,000	500,000

OK State Tpk. Auth. VRDN, Ser. E, 0.3s, 1/1/28 M	VMIG1	500,000	500,000

			1,000,000
Pennsylvania (3.4%)
Beaver Cnty., Indl. Dev. Auth. Poll. Control VRDN
(First Energy), Ser. A, 0.26s, 1/1/35 (Barclays
Bank PLC (LOC)) M	VMIG1	850,000	850,000

Delaware River Port Auth. PA & NJ VRDN, Ser. B,
0.22s, 1/1/26 (T.D. Bank, N.A. (LOC)) M	VMIG1	970,000	970,000

			1,820,000
Tennessee (4.5%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Board VRDN
(Catholic Hlth. Initiatives), Ser. C, 0.23s, 5/1/39 M	VMIG1	800,000	800,000

Hendersonville, Indl. Dev. Board Multi-Fam. Hsg.
VRDN (Windsor Park), FNMA Coll., 0.3s, 2/15/28 M	A–1+	970,000	970,000

Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl.
Fac. Board VRDN (Vanderbilt U.), Ser. A-1,
0.22s, 10/1/44 M	VMIG1	600,000	600,000

			2,370,000

MUNICIPAL BONDS AND NOTES (99.6%)* cont.	Rating**	Principal amount	Value

Texas (14.2%)
Denton, Indpt. School Dist. VRDN, Ser. 05-A,
0.29s, 8/1/35 M	A–1	$1,000,000	$1,000,000

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.30s, 9/1/31
(JPMorgan Chase Bank (LOC)) M	VMIG1	395,000	395,000

Harris Cnty., Hlth. Fac. Dev. Corp. VRDN (Texas
Childrens Hosp.), Ser. B-1, 0.3s, 10/1/29 M	VMIG1	970,000	970,000

Houston, Indpt. School Dist. VRDN (Schoolhouse),
PSFG, 0.28s, 6/15/31 M	VMIG1	815,000	815,000

Katy, Indpt. School Dist. VRDN (School Bldg.), PSFG,
0.27s, 8/15/33 M	VMIG1	800,000	800,000

San Antonio, Edl. Fac. Corp. VRDN (Trinity U.),
0.3s, 6/1/33 M	A–1	900,000	900,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. G, 0.29s, 11/15/33 M	VMIG1	700,000	700,000

TX State VRDN (Veterans Hsg. Assistance II), Ser. D,
0.3s, 12/1/36 (Sumitomo Trust & Banking Co. (LOC)) M	VMIG1	955,000	955,000

University of Texas Commercial Paper Ser. A,
0 1/4s, 11/9/10	A–1+	1,000,000	1,000,000

			7,535,000
Utah (1.5%)
Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs., Inc.),
Ser. A, 0.3s, 5/15/37 M	VMIG1	800,000	800,000

			800,000
Virginia (3.4%)
James City Cnty., Indl. Dev. Auth. VRDN (Multi
Fam. — Chambrel), FNMA Coll., 0.27s, 11/15/32 M	A–1+	805,000	805,000

University of Virginia Commercial Paper Ser. 03-A,
0.27s 12/8/10	A–1+	1,000,000	1,000,000

			1,805,000
Washington (4.5%)
WA State Hsg. Fin. Comm. Non Profit VRDN
(Northwest School), 0.45s, 6/1/32 (Bank
of America, N.A. (LOC)) M	VMIG1	1,300,000	1,300,000
(St. Vincent De Paul), Ser. A, 0.27s, 2/1/31
(Wells Fargo Bank, N.A. (LOC)) M	A–1+	1,070,000	1,070,000

			2,370,000
Wisconsin (1.9%)
WI State Hlth. & Edl. Fac. Auth. VRDN (Wheaton
Franciscan Svcs.), Ser. B, 0 1/4s, 8/15/33 (U.S.
Bank, N.A. (LOC)) M	VMIG1	1,000,000	1,000,000

			1,000,000
Wyoming (0.9%)
Sweetwater Cnty., Poll. Control VRDN (PacifiCorp.),
Ser. A, 0.24s, 7/1/15 (Barclays Bank PLC (LOC)) M	VMIG1	500,000	500,000

			500,000

TOTAL INVESTMENTS

Total investments (cost $52,745,000)			$52,745,000

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2009 through September 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $52,967,954.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

M The security’s effective maturity date is less than one year.

The rates shown on VRDN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	25.9%
Education	20.3
Financial	15.1
Housing	15.1

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$52,745,000	$—

Totals by level	$—	$52,745,000	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$52,745,000

Cash	53,212

Interest and other receivables	29,358

Receivable for shares of the fund sold	55,667

Receivable for investments sold	312,000

Receivable from Manager (Note 2)	7,485

Total assets	53,202,722

LIABILITIES

Distributions payable to shareholders	298

Payable for shares of the fund repurchased	158,373

Payable for investor servicing fees (Note 2)	2,263

Payable for custodian fees (Note 2)	3,526

Payable for Trustee compensation and expenses (Note 2)	53,558

Payable for reports to shareholder	11,979

Payable for administrative services (Note 2)	122

Other accrued expenses	4,649

Total liabilities	234,768

Net assets	$52,967,954

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$52,981,473

Undistributed net investment income (Note 1)	1,801

Accumulated net realized loss on investments (Note 1)	(15,320)

Total — Representing net assets applicable to capital shares outstanding	$52,967,954

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($52,967,954 divided by 52,986,451 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

INTEREST INCOME	$157,209

EXPENSES

Compensation of Manager (Note 2)	200,880

Investor servicing fees (Note 2)	31,525

Custodian fees (Note 2)	7,068

Trustee compensation and expenses (Note 2)	4,312

Administrative services (Note 2)	2,815

Reports to shareholders	24,719

Registration fees	40,207

Auditing	46,694

Other	11,271

Fees waived and reimbursed by Manager (Note 2)	(240,602)

Total expenses	128,889

Expense reduction (Note 2)	(404)

Net expenses	128,485

Net investment income	28,724

Net increase in net assets resulting from operations	$28,724

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$28,724	$274,298

Net increase in net assets resulting from operations	28,724	274,298

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income	—	(4,286)
From tax-exempt net investment income	(26,904)	(309,443)
Decrease from capital share transactions (Note 4)	(13,911,727)	(4,404,470)

Total decrease in net assets	(13,909,907)	(4,443,901)

NET ASSETS

Beginning of year	66,877,861	71,321,762

End of year (including undistributed net investment
income of $1,801 and distributions in excess
of net investment income of $19, respectively)	$52,967,954	$66,877,861

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
											(loss)
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	tions	end of period	asset value (%) [a]	(in thousands)	net assets (%) [b,c]	(%) [c]

Class A
September 30, 2010	$1.00	.0005	—	.0005	(.0005)	(.0005)	$1.00	.05	$52,968	.22 [d]	.05 [d]
September 30, 2009	1.00	.0035	—	.0035	(.0040)	(.0040)	1.00	.40	66,878	.47 [d]	.37 [d]
September 30, 2008	1.00	.0209	(.0002)	.0207	(.0211)	(.0211)	1.00	2.13	71,322.56		2.09
September 30, 2007	1.00	.0319	—	.0319	(.0312)	(.0312)	1.00	3.17	74,596.59		3.16
September 30, 2006	1.00	.0270 [f]	—	.0270	(.0270)	(.0270)	1.00	2.74	125,056	.54 [e,f]	2.71 [e,f]

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.03%

September 30, 2009	0.25

September 30, 2008	0.25

September 30, 2007	0.15

September 30, 2006	0.11

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.38%

September 30, 2009	0.09

e Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005. As a result of this waiver, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2006	0.02%

f Reflects a non-recurring accrual related to a reimbursement paid to the fund by Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services which amounted to less than $0.01 per share and 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 9/30/10

Note 1: Significant accounting policies

Putnam Tax Exempt Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term tax-exempt securities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2009 through September 30, 2010.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

C) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $15,320 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$1,402	September 30, 2013

13,918	September 30, 2017

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period ended, there were no temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund required no such reclassifications.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed tax-exempt income	$2,070
Undistributed ordinary income	29
Capital loss carryforward	(15,320)

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.440% of the first $5 billion, 0.390% of the next $5 billion, 0.340% of the next $10 billion, 0.290% of the next $10 billion, 0.240% of the next $50 billion, 0.220% of the next $50 billion, 0.210% of the next $100 billion and 0.205% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% of any excess thereafter.

Putnam Management had agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, payments under the fund’s distribution plan) would exceed an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $224,037 as a result of this waiver.

Putnam Management has also contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $16,565 as a result of this limit.

Effective January 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $404 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $41, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $67,731,000 and $81,936,000, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Year ended 9/30/10	Year ended 9/30/09

Class A

Shares sold	33,144,070	57,801,512

Shares issued in connection with
reinvestment of distributions	24,929	292,951

	33,168,999	58,094,463

Shares repurchased	(47,080,726)	(62,498,933)

Net decrease	(13,911,727)	(4,404,470)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund has designated 100.00% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	39,324,664	1,261,264

Jameson A. Baxter	39,740,408	845,520

Charles B. Curtis	39,644,521	941,407

Robert J. Darretta	39,783,700	802,228

Myra R. Drucker	39,777,514	808,414

John A. Hill	39,711,748	874,180

Paul L. Joskow	39,336,632	1,249,296

Elizabeth T. Kennan*	39,621,446	964,482

Kenneth R. Leibler	39,781,722	804,206

Robert E. Patterson	39,762,525	823,403

George Putnam, III	39,653,509	932,419

Robert L. Reynolds	39,783,685	802,243

W. Thomas Stephens	39,770,500	815,428

Richard B. Worley	39,783,700	802,228

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

35,145,787	1,030,412	591,275	3,818,454

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Robert R. Leveille
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Myra R. Drucker	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Francis J. McNamara, III
London, England SW1A 1LD	Richard B. Worley	Vice President and
Chief Legal Officer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Executive Vice President,	Vice President, Clerk and
State Street Bank	Principal Executive	Assistant Treasurer
and Trust Company	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Legal Counsel		Vice President, Senior Associate
Ropes & Gray LLP	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Independent Registered	Principal Financial Officer	Nancy E. Florek
Public Accounting Firm		Vice President, Assistant Clerk,
PricewaterhouseCoopers LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
John A. Hill, Chairman	Accounting Officer	Susan G. Malloy
Jameson A. Baxter,		Vice President and
Vice Chairman	Beth S. Mazor	Assistant Treasurer
Ravi Akhoury	Vice President
Barbara M. Baumann

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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AN057 264124 11/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2010	$44,224	$--	$2,422	$82*
September 30, 2009	$46,061	$--	$2,415	$154*

* Includes fees of $82 and $154 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2010 and September 30, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2010 and September 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $402,157 and $ 523,453 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2010	$ --	$ 243,601	$ --	$ --
September 30, 2009	$ --	$ 485,847	$ --	$ --

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: November 24, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 24, 2010